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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 27, 1999


                                   KFx Inc.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                       0-23634              84-1079971
-------------------------------       --------------     -------------------
(State or Other Jurisdiction           (Commission          (IRS Employer
    of Incorporation)                  File Number)      Identification No.)


                           1999 Broadway, Suite 3200
                            Denver, Colorado  80202
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (303) 293-2992


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Item 5.   Other Events.

          As described in the Registrant's press release dated August 30, 1999, on August 27, 1999, the Registrant entered into an Exchange Agreement (the "Exchange Agreement") with AIW/P Holdings, Inc., an Ohio corporation ("AIW/P"), pursuant to which the Registrant issued 527,000 shares of its $.001 par value common stock (the "Stock") to AIW/P in exchange for AIW/P assigning its fifteen percent (15%) ownership interest in Pegasus Technologies, Limited, an Ohio limited liability company ("Pegasus"), to the Registrant. AIW/P assigned its right to receive the Stock to Computer Associates International, Inc. ("CA"), the parent company of AIW/P. Prior to the transaction, the Registrant owned a sixty percent (60%) ownership interest in Pegasus.

          Pursuant to the Exchange Agreement, the Registrant agreed to file a registration statement for the sale of the Stock by AIW/P, which right was assigned to CA, and to use its best efforts to cause such registration statement to become effective. Also pursuant to the Exchange Agreement, CA agreed to certain restrictions on the sale of the Stock.

          The Registrant is currently finalizing the terms and the necessary documentation to merge its wholly owned subsidiary, Net Power Solutions, LLC ("NPS"), with and into Pegasus. NPS markets and sells licenses to use the software product developed by Pegasus known as NeuSIGHT. NeuSIGHT is a neural network based software technology designed to optimize the combustion performance of coal-fired electric utility boilers.

          As part of considering the exchange with AIW/P and the merger of Pegagus and NPS, the Registrant commissioned an independent third party appraisal of the value of Pegasus and NPS. The appraisal was conducted by the Evergreen Group and concluded that the estimated combined value of Pegasus and NPS approximated $14,106,000. The Evergreen Group based its analysis on the assumptions, and used the methodologies, set forth in the appraisal.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     10.01 Exchange Agreement between the Registrant and AIW/P Holdings, Inc. dated August 27, 1999.

     10.02 Transfer Agreement by and between the Registrant and AIW/P Holdings, Inc. dated August 27, 1999.

     10.03 Direction Letter dated September 9, 1999 from AIW/P Holdings, Inc. to the Registrant.

     23.01  Consent of Evergreen Group (included in Exhibit 99.01).
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     99.01  Report of the Evergreen Group to the Registrant dated February 19,
            1999.

     99.02  Press Release dated August 30, 1999.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KFX INC.


     Date: September 24, 1999    By:  /s/ Seth L. Patterson
                                    --------------------------------------------
                                     Seth L. Patterson, Executive Vice President
                                     and Chief Financial Officer
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                                 EXHIBIT INDEX


(c)  Exhibits.

     10.01 Exchange Agreement between the Registrant and AIW/P Holdings, Inc. dated August 27, 1999.

     10.02 Transfer Agreement by and between the Registrant and AIW/P Holdings, Inc. dated August 27, 1999.

     10.03 Direction Letter dated September 9, 1999 from AIW/P Holdings, Inc. to the Registrant.

     23.01  Consent of Evergreen Group (included in Exhibit 99.01).

     99.01 Report of the Evergreen Group to the Registrant dated February 19, 1999.

     99.02  Press Release dated August 30, 1999.